UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Restricted Stock Unit Awards

On June 22, 2026, PEDEVCO Corp., a Texas corporation (the “Company”, “PEDEVCO”, “we” and “us”), granted, after approval by the Compensation Committee of the Company’s Board of Directors, and in connection with the Company’s 2025 year annual compensation review, restricted stock units representing rights to receive an aggregate of 96,630 shares of Common Stock of the Company upon vesting and settlement thereof (“RSUs”), and 38,320 target performance-based restricted stock units representing rights to receive an aggregate of up to 76,640 shares of Common Stock of the Company upon vesting and settlement thereof (“PBRSUs,” and together with the RSUs, the “Awards”), all under the Company’s 2021 Equity Incentive Plan, as amended to date (the “Plan”), in consideration for services rendered, and to be rendered, by various officers and employees of the Company. The Plan has been registered on a Form S-8 Registration Statement previously filed by the Company.

Included as part of the grants was the grant of:

(A)

22,830 RSUs to Mr. J. Douglas Schick, the President and Chief Executive Officer of the Company, which RSUs vest at the rate of (i) 1/3 of the total number of RSUs on the one (1) year anniversary of the January 1, 2026 vesting commencement date (the “VCD”); (ii) 1/3 of the total number of RSUs on the two (2) year anniversary of the VCD; and (iii) 1/3 of the total number of RSUs on the three (3) year anniversary of the VCD (collectively, the “RSU Vesting Terms”), subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Schick;

(B)

18,950 RSUs to Mr. Clark Moore, the Executive Vice President and General Counsel of the Company, all of which are subject to the RSU Vesting Terms, and subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Moore;

(C)

16,050 RSUs to Mr. Jody Crook, the Chief Commercial Officer of the Company, all of which are subject to the RSU Vesting Terms, and subject to Mr. Crook’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Crook;

(D)

38,800 RSUs to certain other non-executive employees of the Company, all of which are subject to the RSU Vesting Terms, subject to such recipient’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Stock Unit Award Grant Agreement entered into between the Company and each such recipients;

(E)

15,220 PBRSUs to Mr. Schick, which PBRSUs will be earned based on the performance metrics applicable to the Company’s performance-based equity award program previously approved for management for the fiscal 2026 through fiscal 2028 performance period, which generally provide for the cliff-vesting of 100% of the PBRSUs on December 31, 2028, subject to the grantee's continued service through that date and based on the Company’s total shareholder return (“TSR”) over the period, with payout ranging from 0–200% of target PBRSUs based on relative TSR percentile ranking against a defined peer group (the “PBRSU Vesting Terms”)(i.e., up to two shares of common stock for each PBRSU granted), and further subject to the terms and conditions of a Performance-Based Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Schick;

(F)

5,270 PBRSUs to Mr. Moore, all of which PBRSUs will be subject to the PBRSU Vesting Terms, Mr. Moore’s continued service to the Company at the end of the performance period, and the terms and conditions of a Performance-Based Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Moore;

(G)

7,020 PBRSUs to Mr. Crook, all of which PBRSUs will be subject to the PBRSU Vesting Terms, Mr. Crook’s continued service to the Company at the end of the performance period, and the terms and conditions of a Performance-Based Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Crook; and

(H)

10,810 PBRSUs to certain other non-executive employees of the Company, all of which are subject to the PBRSU Vesting Terms, such recipient’s continued service to the Company at the end of the performance period, and the terms and conditions of a Performance-Based Restricted Stock Unit Award Grant Agreement entered into between the Company and each such recipients.

The description of the RSUs and PBRSUs above is not complete and is qualified in its entirety by the form of Restricted Stock Unit Award Grant Agreement and form of Performance-Based Restricted Stock Unit Award Grant Agreement for the Awards granted on June 22, 2026, which are incorporated by reference herein as Exhibits 10.4 and 10.5, respectively, and which are incorporated by reference into this Item 5.02 in their entirety.

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Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description

10.1	PEDEVCO Corp. 2021 Equity Incentive Plan * (1)
10.2	First Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan* (2)
10.3	Second Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan * (3)
10.4#	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement *
10.5#	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Performance-Based Restricted Stock Unit Award Agreement *
10.6#	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Performance-Based Restricted Stock Unit Award Agreement Performance Matrix* ▼
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Indicates management contract or compensatory plan or arrangement.

#Filed herewith.

▼ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

(1)	Filed on September 1, 2021, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(2)	Filed on August 30, 2024, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(3)	Filed on November 3, 2025, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

Date: June 23, 2026

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